ANNUAL REPORT / June 30,1995



    44
THE 44 WALL STREET EQUITY FUND, INC.
    44
    44
    44
    44
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    44

================================================================================
                                       44



                                                             September 5, 1995

Fellow Shareholders,

   The optimism of our semi-annual update was validated as The 44 Wall Street Equity Fund gained 29.3% for the period beginning January 1, 1995 to the date of this letter. For the six month period ended June 30, 1995, the Fund gained 23.7%, and for the fiscal year ended June 30, 1995, the Fund gained 19.3%. Despite our lackluster year in 1994, the Fund's three-year track record, as computed by Lipper Analytical Services, shows an excellent compound annual total return of 18.1%. Given the relatively low inflation that we have been experiencing over the past three years, this represents a superb real return. However, even after achieving these excellent results, we believe even better results are possible going forward.

   Our continued optimism notwithstanding, the valuation level of the stock market is higher now than last year and it has become increasingly important to be selective in our investments. Different market sectors have gone in and out of favor over the past year. This has left most large capitalization and technology stocks at high levels. Therefore, we predict a shift in buying interest to smaller capitalization issues, in which undiscovered fast growing companies have more unrealized potential. Accordingly, we have positioned the portfolio to capitalize on this trend. When selecting new investments or evaluating the merits of our current positions, the stock's price must represent a good value based on the company's underlying business fundamentals. This value oriented approach should limit our downside risk in a declining market.

   Two examples of investments we recently made which highlight our current approach to the market include China Industrial Corporation and United Capital Corporation.

   China Industrial (CIND) is a U.S. Corporation whose major business is buying wool for dollars in Australia, distributing it throughout China and then reinvesting the local currency into commodity products which can be resold throughout Asia and Africa for dollars. As an outside investor with a minority interest in a company doing business overseas, there is a good deal of risk associated with this investment. However, we believe this investment has a superb risk/reward ratio. Whereas the average stock has a price earnings multiple of about 15, we sought out a quality company which is trading in the over-the-counter market at only three times its earnings over the past twelve months. China's economy has been booming and China Industrial's sales and net income went from $179.1 million and $10.6 million in 1993 to $301.3 million and $26.8 million in 1994. If the company can demonstrate long term sustainable growth, there is no reason why it couldn't trade at ten times earnings, which would still represent a discount to the average PE multiple. If this were to happen, shareholders would realize a gain of over 200%. On the other hand, if the company's business declined, the stock might trade down to its book value per share, which would cause only a 20% decline from its current price. It is stocks like CIND that, as part of a diversified portfolio of investments, give us confidence in our ability to earn high returns for our shareholders.

   A second example of our investment strategy is United Capital Corporation, a diversified company with extensive interests in real estate. Real estate is one of our favorite industries. Companies with well selected properties have appreciation potential as rents rise, and downside protection due to the fact that real estate is a readily marketable asset. United Capital Corp. has over 200 properties, comprising over five million square feet of space, which are, on average, leased at below market rents. This gives the portfolio upside as rents are raised, as well as stability, since attractive rents keep tenants in place. The current occupancy rate is virtually 100%. The company's other remaining divisions have also been on the upswing lately and could serve as the catalyst to push the stock from a very low $8 per share or four times estimated cash flow per share, to $16 per share or eight times cash flow. Downside risk should not be more than $1 per share given the value of its real estate. Again you can see here how we try to give the fund upside potential with limited downside risk.

   As I stated in our last report, we try to limit our mistakes, yet retain the upside that induced us all to seek out higher gains through a mutual fund in the first place. Our winners have outnumbered our losers, as evidenced by our return since we took charge in 1988. As described in the accompanying chart, a $10,000 investment at that time is now worth $24,808, a return of 148%. We believe our investment style engenders only moderate risk and both those invested in the stock market and those with low risk, hence low yielding investments, should consider investing in our Fund. Diversification and our extensive fundamental research into our positions mitigate the risks associated with investing in common stocks and make investing in our Fund a very wise move. Your continued loyalty and additional investments in the Fund will help it to grow and possibly enhance the Fund's rate of return. Thank you for your support and as always should you have any questions or concerns, feel free to contact me at:
1-800-543-2620.



                                               Sincerely,

                                               Mark D. Beckerman,
                                               President and Portfolio Manager

================================================================================
                        MANAGEMENT DISCUSSION & ANALYSIS

   For the fiscal year ended June 30, 1995, the Fund appreciated 19.3%. Net asset value per share increased from $5.87 to a distribution adjusted $7.00 ($.10 in 1994 capital gains distribution). Virtually all of our growth for the fiscal period was attributed to both realized and unrealized appreciation. Option income was not a significant portion of overall income but it helped the Fund hedge against a downturn in the market. Our ability to choose investments with excellent upside market potential at a modest price worked to our benefit again this fiscal year. However, a large unrealized loss in Spectravision contingent value rights due to the company's Chapter XI filing had a large negative impact on us this year. The negative influence of the Spectravision contingent value rights will not hurt us going forward as the investment has been effectively written off. Large realized gains this year came from the disposition of the following securities; Super Rite Corporation, Grand Casinos and Trigen Energy. Again we remained concentrated in the noncyclical sectors of the market which should keep the volatility of the fund modest during an ever changing business cycle. Use of leverage during the year helped us as the market has risen during 1995 but we have since paid off our bank loan and built up a cash position. Finally, since investment income, such as dividends and interest, is not a fundamental criterion for the determination of which issues to choose for inclusion in our portfolio of investments and expenses are relatively fixed in nature, we incurred a net investment loss. Our net assets have grown from $8,200,888 to $8,993,240 which can be attributed to market appreciation and realized gains.

   Mark D. Beckerman has been the President and Portfolio Manager since September 27, 1988. He had the exclusive authority to make strategy and investment decisions for the Fund.

   [THE FOLLOWNG DATA IS REPRESENTED BY A LINE GRAPH IN THE PRINTED DOCUMENT]

               Comparison of Change in Value of $10,000 Investment
            in The 44 Wall Street Equity Fund, Inc. VS. S&P-500 Index
                    from September 30, 1988* to June 30, 1995

                              Investment in Dollars

     26000

     24000

     22000

     20000

     18000

     16000

     14000

     12000

     10000

           9/88  12/88  6/89  12/89  6/90  12/90  6/91  12/91  6/92  12/92  6/93
                                12/93  6/94  12/94

                         44 Equity            S&P -500

--------------------------------------------------------------------------------
The Fund's one, five year and since inception of management average compound annual return performance is as follows.

     One year--19.32%   Five year -- 12.67%   Since inception -- 14.41%

Since inception is computed as of the last day of the first quarter ended the month in which current management was approved by shareholders.
--------------------------------------------------------------------------------
* MDB Asset Management Corp. became the Fund's investment advisor on
  September 27, 1988.

  Previous periods during which the Fund was advised by another investment adviser are not shown.

  Past performance is not predictive of future results.

==========================================================================================================
                                   PORTFOLIO OF INVESTMENTS 6/30/95
==========================================================================================================
                                                                                 Number of
                              Securities                                           Shares           Value
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 91.96%

ASSET MANAGEMENT - .50%
KEMPER CORP. (KEM - NYSE) -- Financial service company providing asset
   management, insurance and brokerage services                                    1,000           $46,625
                                                                                                 ---------

BEVERAGE - 2.11%
PANAMERICAN BEVERAGES, INC. (PB - NYSE) -- Largest Latin American
   Coca Cola bottler                                                              3,000             90,000
PEPSICO, INC. (PEP - NYSE)-- Operates three major businesses: soft drinks,
   restaurants and snack foods                                                    2,300            104,938
                                                                                                 ---------
                                                                                                   194,938
                                                                                                 ---------

COMMUNICATION/BROADCASTING - 8.52%
AT&T CORP. (T- NYSE) -- A global telecommunication and information movement
   organization                                                                    1,500            79,687
BELL ATLANTIC (BEL - NYSE)-- Supplier of telephone services                            1                34
COMCAST UK CABLE PARTNERS LTD. ADR* (CMCAF - OTC) -- Provides cable
   and telephone services to the U.K.                                              5,000            80,625
COMSAT CORP. (CQ - NYSE)-- Provides satellite based communications
   systems outside the U.S.                                                       2,500             49,062
JONES INTERCABLE, INC. Cl. "A" * (JOINA - OTC)-- Owner and operator of
   cable T.V. systems                                                            20,000            297,500
MCI COMMUNICATIONS CORP. (MCIC - OTC)-- Providers of local and long
   distance telephone services                                                    5,000            109,375
SPRINT CORPORATION (FON - NYSE)-- Operates the world's 2nd largest
   telephone system                                                                3,000           100,875
SPECTRAVISION, INC. CVR * (SVN'R - ASE)-- Providers of in room movies to
   hotels through "Spectravision"                                               147,000                  0
TELE-COMMUNICATIONS, INC. CL. "A" * (TCOMA - OTC)-- Largest operator of
   cable T.V. systems in the U.S.                                                 3,000             70,125
                                                                                                 ---------
                                                                                                   787,283
                                                                                                 ---------

DAY CARE - 2.15%
KINDER-CARE LEARNING CENTERS, INC.* (KCLC - OTC) -- Operates day
   care centers in 40 states including Canadian provinces                         15,000           198,750
                                                                                                 ---------

DIVERSIFIED - 7.63%
CHINA INDUSTRIAL GROUP, INC.* (CIND - OTC) -- An export company with
   interests in textiles, pharmaceuticals and chemicals                          160,000           305,000
CULBRO CORP. * (CUC - NYSE)-- Conglomerate with businesses in plant
   nurseries, distribution, packaging equipment, etc.                             4,100            135,300
KANSAS CITY SOUTHERN INDUSTRIES, INC. (KSU - NYSE)-- Through its
   subsidiaries, serves the transportation and financial industries                5,500           204,875
QUIXOTE - (QUIX - OTC)-- Manufactures highway safety devices, CD's and cord
   equipment                                                                       5,000            60,000
                                                                                                 ---------
                                                                                                   705,175
                                                                                                 ---------

FINANCIAL SERVICES - 12.85%
CHEMICAL BANKING CORP. (CHL - NYSE) -- Provides general and commercial
   banking services                                                               4,500            212,625
COUNTRYWIDE CREDIT INDUSTRIES, INC. (CCR - NYSE) -- Largest home
   mortgage lender throughout the U.S.                                            2,500             52,500
DEAN WITTER DISCOVER (DWD - NYSE) -- Providers of brokerage, credit card
   and asset management financial services                                       10,000            470,000


==========================================================================================================
                                    PORTFOLIO OF INVESTMENTS 6/30/95
==========================================================================================================
                                                                                 Number of
                              Securities                                           Shares           Value
----------------------------------------------------------------------------------------------------------

FIRST CHICAGO CORP. (FNB - NYSE) -- Operates as a money center bank providing global corporate, credit card, retail banking and venture
   capital services                                                               3,300            197,587
MELLON BANK CORP. (MEL - NYSE) -- Operates as a bank holding company
   and an asset management company                                                3,300            137,363
STUDENT LOAN MARKETING ASSOCIATION (SLM - NYSE) -- Provides funds to financial and educational institutions that provide federally
   guaranteed student loans                                                       2,500            117,188
                                                                                                 ---------
                                                                                                 1,187,263
                                                                                                 ---------

FOOD/TOBACCO - 0.00%
SUPER RITE WARRANTS * (SUPR - OTC) -- Wholesaler & retailer of food products          0                  4
                                                                                                 ---------

HEALTH CARE - 4.89%
AMERISOURCE HEALTHCARE * (ASHC - OTC) -- A wholesale distributor of
   pharmaceutical products                                                        1,000             22,750
CAREMARK INTERNATIONAL (CK - NYSE) -- Operates as a prescription
   benefits manager                                                               5,000            100,000
MAXXIM MEDICAL, INC. * ( MAM - NYSE) -- Manufacturer of hospital & medical
   surgical supplies                                                             10,000            150,000
REGENCY HEALTH SERVICES, INC. * (RHS - NYSE) -- Operates nursing homes            3,000             31,500
SIERRA HEALTH SERVICES (SIE - N) -- Operates an HMO in Nevada                     1,500             36,750
UNITED HEALTH CARE (UNH - N) -- Provides specialty managed-care
   services and owns HMO's                                                         1,500            62,063
VALUE HEALTH * (VH - N) -- Has a drug-management-services business                 1,500            48,375
                                                                                                 ---------
                                                                                                   451,438
                                                                                                 ---------

HOTEL/GAMING - 9.84%
ANCHOR GAMING * (SLOT - OTC) -- Operates a casino in Colorado                       2,500            55,313
GTECH HOLDINGS CORPORATION * (GTK - NYSE) -- Operates and supplies
   computerized on-line lottery systems                                           20,000           585,000
HOLLYWOOD CASINO CORPORATIONS * (HWCC - OTC) -- Operates casinos
   in Atlantic City and Illinois                                                   5,000            43,750
HOST MARRIOTT * (HMT - N)-- Owns hotels under the Marriott and Courtyard
   names.                                                                          5,000            53,125
SHOWBOAT, INC. (SBO - NYSE) -- Operators of a casino/hotel in Las Vegas,
   Nevada and Atlantic City, N.J.                                                  5,000            92,500
TRUMP HOTEL AND CASINO * (DJT - NYSE) -- Has casino projects in Atlantic
   City and Gary, Indiana                                                          3,000            40,125
WMS INDUSTRIES, INC. * (WMS - NYSE -- Major manufacturer of pinball machines
   and producer of video arcade games                                              2,000            39,250
                                                                                                 ---------
                                                                                                   909,063
                                                                                                 ---------

INDUSTRIAL - 6.34%
AMERICAN ELECTRONIC COMPONENTS, INC. (AECI - OTC) -- Manufactures
   and designs specialized electronic and electrical components with both
   proprietary and patented technology                                            12,000            90,000
BREED TECHNOLOGY (BDT - N) -- Manufactures air bag related products               15,000           360,000
PRECISION STANDARD, INC. * (PCSN - OTC) -- Maintains and modifies large
   transport aircraft                                                             15,000            29,062
SENSORMATICS (SRM - N) -- Produces theft detection devices for retailers           3,000           106,500
                                                                                                 ---------
                                                                                                   585,562
                                                                                                 ---------


INSURANCE - 1.06%
STEWART INFORMATION SERVICES CORPORATION (STC - NYSE) -- Title
   insurance provider                                                              5,000            98,125
                                                                                                 ---------

==========================================================================================================
                                   PORTFOLIO OF INVESTMENTS 6/30/95
==========================================================================================================
                                                                                 Number of
                              Securities                                           Shares           Value
----------------------------------------------------------------------------------------------------------

LEASING - .91%
SEA CONTAINERS LTD. CL. A (SCR' A - N) -- Leases cargo shipping containers,
   provides ferry services and owns hotels                                         5,000            83,750
                                                                                                 ---------

PHARMACEUTICAL - 1.23%
MERCK & CO., INC. (MRK - NYSE) -- Manufacturer of human & animal health
   care products & specialty chemicals                                            2,324            113,876
                                                                                                 ---------

REAL ESTATE - 22.13%
AMERICANA HOTEL AND REALTY CORP. * (AHR - NYSE) -- Real estate
   investment trust investing in hotels                                         277,300            866,562
CHICAGO DOCKS AND CANAL TRUST S.B.I. (DOCKS - OTC) -- Real estate Invest-
   ment trust owning developed and undeveloped property in the city of Chicago    5,000             58,125
HEALTH & RETIREMENT PROPERTIES TRUST (HRP - NYSE) -- Operates as a
   real estate  investment  trust  investing in income  generating  health
   care properties                                                               11,000            165,000
MARK CENTERS TRUST (MCT - NYSE) -- Real estate investment trust
   investing in shopping centers                                                 12,600            163,800
ONE LIBERTY PROPERTIES, INC. (OLP - ASE) -- Real estate investment trust
   that invests in commercial real estate under long-term lease arrangements     50,000            615,625
UNITED CAPITAL CORP. * (AFP - ASE) -- Invests in & manages commercial
   real estate throughout the U.S.                                               18,204            175,213
                                                                                                 ---------
                                                                                                 2,044,325
                                                                                                 ---------

RESTAURANT - 2.30%
DAKA INTERNATIONAL, INC. * (DAKA - OTC) -- Owners and operators of fast
   food restaurants popularly known as "Fuddruckers"                              5,000            115,625
SPAGHETTI WAREHOUSE, INC. * (SWH - NYSE) -- Operates family style Italian
   restaurants                                                                   18,500             97,125
                                                                                                 ---------
                                                                                                   212,750
                                                                                                 ---------

RETAILING - .99%
PETSMART * (PETM - OTC)-- Largest retailer of products for pets                    1,000            28,750
SPORT SUPPLY GROUP (GYM - N)-- Sells athletic products through mail
   order catalogues                                                                5,000            62,500
                                                                                                 ---------
                                                                                                    91,250
                                                                                                 ---------

TECHNOLOGY - 8.51%
NATIONAL DATA CORP. (NDC - NYSE) -- Provides technology to both private businesses and governmental agencies for the processing of medical and
   pharmaceutical claims                                                          10,000            231,250
STERLING SOFTWARE, INC. * (SSW - NYSE) -- Maintains and services computer
   software primarily for mainframe computers                                     12,000           462,000
STRATUS COMPUTER, INC. * (SRA - NYSE) -- Provides advanced technology
   enhancements for on-line systems                                               3,000             93,000
                                                                                                 ---------
                                                                                                   786,250
                                                                                                 ---------

TOTAL COMMON STOCKS (COST $ 7,529,081)                                                           8,496,427
                                                                                                 ---------



==========================================================================================================
                                    PORTFOLIO OF INVESTMENTS 6/30/95
==========================================================================================================
                                                                                 Number of
                              Securities                                           Shares           Value
----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 4.75%

LEASING - .98%
SEA CONTAINERS LTD. CL. E. (SCR.E - NYSE) -- Leases cargo shipping containers;
   provides ferry and port services, as well as hotel & property development      2,000             91,000
                                                                                                 ---------

REAL ESTATE - 2.54%
ONE LIBERTY PROPERTIES, INC. $1.60
CUMULATIVE CONVERTIBLE PREFERRED (OLP pr. - ASE) -- Real estate investment trust that invests in commercial real estate under long- term
   lease arrangements                                                            14,100            234,413
                                                                                                 ---------

RESTAURANT - 1.23%
FLAGSTAR CORP.
CUMULATIVE  CONVERTIBLE  PREFERRED  (FLSTP - OTC) -- Operates  fast food service restaurant chains under the popular names of Hardee's, Quincy's,
   Denny's and El Pollo Loco                                                      6,000            114,000
                                                                                                 ---------

TOTAL PREFERRED STOCKS (COST $ 440,958 )                                                           439,413
                                                                                                 ---------

----------------------------------------------------------------------------------------------------------
                                                                               Principal
                                                                                 Amount            Value
----------------------------------------------------------------------------------------------------------

BOND (COST $299,000) -- 3.28%
MAXXIM MEDICAL, INC. 6.75%, DUE 3/1/2003                                        $300,000          $303,000

COVERED PUT OPTION (COST $2,634) - .01%
                                                                              Shares Subject
Common Stocks / Expiration Date / Exercise Price                                   to put
------------------------------------------------                              --------------
Pepsico / July / $45                                                               2,300             1,006

TOTAL INVESTMENTS (COST $8,271,673)**                                                            9,239,846
                                                                                                 =========

* Non-income producing security.
** Aggregate cost for Federal income tax purposes is $8,293,132


===========================================================================================================
                                 COVERED CALL OPTIONS WRITTEN JUNE 30, 1995
===========================================================================================================

                                                                              Shares Subject
Common Stocks / Expiration Date / Exercise Price                                  to call            Value
------------------------------------------------                              --------------         -----
AT&T / July / $50                                                                (1,500)            $4,875
First Chicago Corp. / July / $50                                                   (800)             7,950
Merci & Co. / July / $50                                                         (2,300)             1,438
Sensormatic Electron / July / $30                                                (3,000)            15,750
Stratus Computer Inc. / Oct. / $30                                               (1,500)             4,969

TOTAL (PREMIUMS RECEIVED $19,286)                                                                  $34,981
                                                                                                 =========





                       See Notes to Financial Statements.

================================================================================
                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1995
================================================================================
ASSETS (Note 2):
 Investment in securities at value
  (Cost-- $8,271,673)                                                 $9,239,846
Cash                                                                     111,992
Receivables:
  Investment securities sold                                             151,130
  Capital stock sold                                                       2,459
Dividends, interest and other                                             40,079
Other assets                                                              21,744
                                                                      ----------
     Total Assets                                                      9,567,250
                                                                      ----------

LIABILITIES:
Covered call options written at value --
  premiums received $19,286                                               34,981
Payables:
  Bank loan (Note 2)                                                     366,000
  Capital stock redeemed                                                 115,013
Accrued expenses and other                                                58,016
                                                                      ----------
     Total Liabilities                                                   574,010
                                                                      ----------

NET ASSETS:
Net assets, applicable to 1,307,913 shares
  outstanding (Note 4)                                                $8,993,240
                                                                      ==========
Net asset value, offering and redemption
  price per share                                                     $     6.88
                                                                      ==========
                       See Notes to Financial Statements.

================================================================================
                       STATEMENT OF CHANGES IN NET ASSETS
                       Years Ended June 30, 1995 and 1994
================================================================================
                                                      1995             1994
                                                      ----             ----
Increase (Decrease) in Net Assets from:

Operations:
  Net Investment loss                            $  (206,229)       $  (241,983)
  Net realized gain on
     investments                                     438,078          1,307,224
  Unrealized appreciation (depreciation)
     for the year                                  1,252,472           (599,451)
                                                 -----------        -----------
     Net increase in net assets
     from operations                               1,484,321            465,790
Distributions to shareholders from:
  Net realized gain on investments                  (136,528)        (1,939,944)

Capital share transactions (Note 4)                 (555,441)         1,626,733
                                                 -----------        -----------
     Total increase                                  792,352            152,579
Net Assets:
  Beginning of year                                8,200,888          8,048,309
                                                 -----------        -----------
  End of year (including
   accumulated net invest-
   ment losses of $206,482 and
   $241,983, respectively)                       $ 8,993,240        $ 8,200,888
                                                 ===========        ===========

                       See Notes to Financial Statements.

================================================================================
                             STATEMENT OF OPERATIONS
                            Year Ended June 30, 1995
================================================================================
Investment Loss:
  Income:
     Dividends                                                       $  192,023
  Interest                                                               28,600
                                                                     ----------
        Total Income                                                    220,623

Expenses:
  Advisory fee (Note 3)                          $   82,466
  Transfer agency fees                               57,784
  Custody fees                                        6,707
  Professional fees and expenses                     45,384
  Printing and postage                               16,080
  Administrative and clerical                       101,577
  Registration and filing fees                        7,603
  Office facilities                                  38,257
  Other                                              24,722
                                                 ----------
                                                    380,580
  Interest on bank loans (Note 2)                    46,272
                                                 ----------
        Total expenses                                                  426,852
                                                                     ----------
Net investment loss                                                    (206,229)
                                                                     ----------
Realized and unrealized gain on investments:
     Net realized gain on:
  Investments                                                           432,416
  Options                                                                 5,662
                                                                     ----------
                                                                        438,078
                                                                     ----------
     Unrealized appreciation
       of investments for the year                                    1,252,472
                                                                     ----------

Net gain on investments                                               1,690,550
                                                                     ----------

Increase in Net Assets from Operations                               $1,484,321
                                                                     ==========
                       See Notes to Financial Statements.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
================================================================================
Note 1. Significant Accounting Policies:

  The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  Security Valuation -- Investments in securities are valued daily based upon latest closing market prices for those securities traded on national securities exchanges, or if there has been no sale that day at the mean between the last bid and asked prices, and at the closing bid price for those securities traded in the over-the-counter market. All other securities and assets are valued at fair value, as determined in good faith by the Board of Directors.

  Equity Option Contracts -- The Fund writes options on equity securities. Premiums received for options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

  Securities Transactions and Related Investment Income: -- Securities transactions are accounted for on the date the securities are purchased or sold, and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The cost of securities sold is determined on a first-in, first-out basis for both financial statement and federal income tax purposes.

  Federal Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

  Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2. Bank Loans:

  The Fund has a secured line of credit with its custodian bank in the amount of the lesser of $2,000,000 or 33-1/3% of the Fund's net assets. All advances are payable on demand. Interest (9.4% average for the year, based on a monthly weighted average) on such borrowings accrues at the bank's effective broker call rate plus one-half of one percent. The Fund pledges seventy-five percent of the value of its assets as collateral for the loans. No compensating balances are required under the credit agreement.

Note 3. Investment Advisory Fee and Other Transactions With Affiliates:

  The Fund retains MDB Asset Management Corporation ("Asset Management") as its investment adviser for which services the Adviser receives a fee equivalent to 1% per annum of the average daily net assets of the Fund.

  Beckerman and Company, Inc. ("BecCo") acts as principal underwriter for shares of the Fund pursuant to a Principal Underwriting Agreement. Commissions paid to BecCo for services rendered as a registered broker-dealer in executing portfolio trades for the Fund amounted to $5,617.

  Asset Management and BecCo have agreed to reimburse the Fund if expenses exceed those set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time. Fund shares are not currently registered in any state which requires the Fund to be reimbursed for such excess expenses.

  Directors who are not deemed "interested persons" were paid directors' fees aggregating $3,000.

Note 4. Capital Stock:

  As of June 30, 1995, there were 100,000,000 shares of $.001 par value capital stock authorized and capital paid in amounted to $7,834,700. Transactions in capital stock were as follows:

                                         Years Ended June 30,
                       --------------------------------------------------------
                                   1995                         1994
                       --------------------------    --------------------------
                          Shares         Amount         Shares         Amount
                       -----------    -----------    -----------    -----------
Sold                        34,909    $   212,291         75,872    $   502,654
Dividends reinvested        23,100        128,438        285,577      1,821,983
Redeemed                  (147,078)      (896,170)      (100,053)      (697,904)
                       -----------    -----------    -----------    -----------
Net increase (decrease)    (89,069)   $  (555,441)       261,396    $ 1,626,733
                       ===========    ===========    ===========    ===========

Note 5. Investment Transactions:

  During the year ended June 30, 1995, purchases and sales of securities other than short-term securities aggregated $6,524,540 and $6,139,235, respectively. Accumulated undistributed net realized gains at June 30, 1995 were $408,544.

  At June 30, 1995, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, were as follows:

           Unrealized appreciation                 $ 1,753,116
           Unrealized depreciation                    (841,383)
                                                   -----------
           Net unrealized appreciation             $   911,733
                                                   ===========

Note 6. Financial Instruments With Off-Balance Sheet Risk:

  The Fund's activity during the year in writing equity call options had off-balance-sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates the Fund to deliver the underlying security upon exercise by the holder of the option. The Fund covers options written by owning the underlying security.

  A summary of the Fund's option transactions written for the year follows:

                                               Number of
                                                 Option           Premiums
                                               Contracts          Received
                                               ---------          --------
           Contracts outstanding at
             June 30, 1994                          20            $ 1,585
                                                 -----            -------
           Options written                         163             39,079
           Options exercised                       (37)            (7,926)
           Options expired                         (55)           (13,452)
                                                 -----            -------
           Contracts outstanding at
             June 30, 1995                          91            $19,286
                                                 =====            =======

===================================================================================================================================
                                             THE 44 WALL STREET EQUITY FUND, INC.
                                               SELECTED FINANCIAL INFORMATION
===================================================================================================================================
                                                                          Years Ended June 30,
                                    ---------------------------------------------------------------------------------------------
                                    1995      1994      1993*     1992*     1991*    1990*     1989*     1988*+   1987+     1986+
                                    ----      ----      -----     -----     -----    -----     -----     ------   -----     -----
Per share operating perform-
ance (for a share outstanding
throughout the year)

Net asset value,
  beginning of year               $  5.87   $  7.09   $  6.30   $  5.80   $  5.63   $  5.01   $  4.09   $  7.21   $  6.42   $  4.38
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations:
Net investment loss                 (0.17)     (.17)     (.04)     (.07)     (.06)     (.02)     (.10)     (.26)     (.73)     (.52)
Net realized and unrealized
  gain (loss) on investments         1.28       .71      1.77       .57       .23       .64      1.02     (2.86)     1.52      2.56
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
    Total from investment
  operations                         1.11      0.54      1.73      0.50      0.17      0.62      0.92     (3.12)     0.79      2.04
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Less distributions:
Distribution from net
  realized gains                    (0.10)    (1.76)     (.94)     --        --        --        --        --        --        --
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
    Total distributions             (0.10)    (1.76)     (.94)     --        --        --        --        --        --        --
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net asset value, end of year      $  6.88   $  5.87   $  7.09   $  6.30   $  5.80   $  5.63   $  5.01   $  4.09   $  7.21   $  6.42
                                  =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

Total return                        19.32%     5.60%    28.89%     8.62%     3.02%    12.38%    22.49%   (43.27%)   12.31%    46.58%
Ratios/supplemental data:
Net assets, end of year           $ 8,993   $ 8,201   $ 8,048   $ 4,430   $ 4,122   $ 4,407   $ 4,341   $ 4,128   $12,089   $12,883)
  (000 omitted)
Ratios to average net assets:
  Expenses (excluding
  interest)                          4.62%     4.87%     4.27%     5.17%     4.42%     4.17%     4.19%     3.39%     2.46%     2.41%
  Interest expense                    .56       .14       .12       .16      --         .11       .49      2.49      2.89      3.70
  Net investment loss               (2.50)    (2.77)     (.62)    (1.11)    (1.19)     (.44)    (2.13)    (5.23)    (4.88)    (5.16)
                                  =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

Portfolio turnover rate             72.11%   160.06%   167.27%   135.89%    87.02%   234.84%   237.54%    81.16%    97.67%    82.17%
                                  =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

(B) BANK LOANS

Amount outstanding at
  end of year (000)               $   366   $    27   $  --     $  --     $  --     $  --     $   344   $  --     $ 5,902   $ 6,047
Average amount of bank
  loans outstanding during
  the year (monthly
  average) (000)                  $   456   $    44   $    49   $    54   $  --     $    59   $   153   $ 1,835   $ 4,769   $ 4,483
Average number of shares
  outstanding during
  the year (monthly
  average) (000)                    1,369     1,268       773       662       758       853       912     1,215     1,842     2,198
Average amount of
  debt per share
  during the year                 $  0.33   $  0.03   $  0.06   $  0.08   $  0.00   $  0.07   $   .17   $  1.51   $  2.59   $  2.04

 * Based on average month-end shares outstanding.
 + On September 27, 1988, the investment advisor changed, and MDB Asset Management Corp. became the Fund's investment advisor.


================================================================================
                          INDEPENDENT AUDITOR'S REPORT
================================================================================

The Board of Directors and Shareholders
The 44 Wall Street Equity Fund, Inc.


     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 44 Wall Street Equity Fund, Inc. as of June 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the ten years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The 44 Wall Street Equity Fund, Inc. as of June 30, 1995, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.




                                             McGladrey & Pullen LLP


New York, New York
August 10, 1995

THE 44 WALL STREET EQUITY FUND, INC.

------------------------------------------
26 Broadway, New York, N.Y. 10004
1-800-543-2620 (Interstate and Intrastate)
212-248-8080 (New York City)

Price Quote Information
-----------------------
212-248-9085 (New York City)
1-800-543-2875 (Interstate)








--------------------------------------------------------
Past results are not necessarily indicative of future
performance. This brochure must be preceded or
accompanied by a current prospectus of
The 44 Wall StreetEquity Fund, Inc.
--------------------------------------------------------